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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 1999

                                 UNITOG COMPANY
                                 --------------
               (Exact name of registrant as specified in charter)



       DELAWARE                        0-6643                  44-0529828
       --------                        ------                  ----------
(State of Incorporation)       (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)



             1300 WASHINGTON STREET, KANSAS CITY, MO        64105
             ---------------------------------------        -----
             (Address of Principal Executive Offices)     (Zip Code)

                                 (816) 474-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  On January 9, 1999, Unitog Company ("Unitog"), Cintas Corporation ("Cintas") and Cintas Image Acquisition Company ("Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for a merger ("Merger") pursuant to which, and subject to the terms thereof, Unitog would become a wholly-owned subsidiary of Cintas. As of the effective time of the Merger, each outstanding share of common stock, $0.01 par value of Unitog ("Unitog Common Stock"), other than shares held in the treasury of Unitog and shares owned by Cintas or any of its subsidiaries, would be converted into the right to receive Cintas common stock, no par value ("Cintas Common Stock") valued at $38.00, subject to adjustment as described below. The Merger has been approved by the Boards of Directors of both Unitog and Cintas and is expected to be completed by April 30, 1999.

                  The Merger Agreement provides for Unitog Common Stock to be exchanged for Cintas Common Stock at the effective time of the Merger. The actual number of shares of Cintas Common Stock to be exchanged for each share of Unitog Common Stock is equal to a conversion number ("Conversion Number"), which is defined as the quotient determined by dividing (i) $38, subject to reduction for environmental liability estimates, described below (the "Unitog Share Price") by (ii) the average of the high and low per share sales prices of Cintas Common Stock as reported on Nasdaq for a period of 20 consecutive trading days ending the third trading day prior to the meeting of Unitog stockholders for the purpose of voting on the adoption of the Merger Agreement ("Cintas Share Price"), subject to certain adjustments if the Cintas Share Price is less than $52.00 or more than $66.43, as set forth below:

o if the Cintas Share Price is less than $52.00, the Cintas Share Price shall be deemed to be $52.00 for purposes of determining the Conversion Number (and thereby results in a value of less that $38 per share of Unitog Common Stock), but in such event Unitog would have the right (not the obligation) to terminate the Merger Agreement

o if the Cintas Share Price is greater than $66.43, the Cintas Share Price shall be deemed to be equal to the sum of (i) $66.43 plus (ii) fifty percent (50%) of the difference between the Cintas Share Price and $66.43, for purposes of calculating the Conversion Number (and thereby results in a value of more than $38 per share of Unitog Common Stock).

                  Under the Merger Agreement, the Unitog Share Price of $38 is subject to reduction if certain environmental liability estimates, determined in accordance with the Merger Agreement on an after tax, net present value basis, exceed $570,000 (any such reduction, an "Environmental Estimate Reduction"). The Environmental Estimate Reduction, if any, reduces the Unitog Share Price by $0.01 for each $100,000 that the environmental liability estimates exceed $570,000, subject to certain conditions. In the event the Environmental Estimate Reduction applies and would reduce the Unitog Share Price by more than $2, Unitog and Cintas each have the right, but not the obligation, to terminate the Merger Agreement.



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                  Illustrations of calculation of the Conversion Number
(assuming no Environmental Estimate Reduction applies) are provided below:

------------------------------------------------------------------------------------------------------------------------

             (1)                            (2)                          (3)                           (4)


                                                                                          MERGER CONSIDERATION PER
                                                                                          UNITOG SHARE BASED ON CINTAS
IF CINTAS SHARE PRICE IS:       THEN CINTAS SHARE PRICE      THE CONVERSION NUMBER        SHARE PRICE IN COLUMN (1)
                                SHALL BE DEEMED TO BE:       SHALL BE EQUAL TO:           WOULD BE:

========================================================================================================================
            $50.00                        $52.000                       .7308                        $36.54
------------------------------------------------------------------------------------------------------------------------
            $52.00                        $52.000                       .7308                        $38.00
------------------------------------------------------------------------------------------------------------------------
            $60.00                        $60.000                       .6333                        $38.00
------------------------------------------------------------------------------------------------------------------------
            $66.43                        $66.430                       .5720                        $38.00
------------------------------------------------------------------------------------------------------------------------
            $70.00                        $68.215                       .5571                        $39.00
------------------------------------------------------------------------------------------------------------------------
            $75.00                        $70.715                       .5374                        $40.30
------------------------------------------------------------------------------------------------------------------------
            $80.00                        $73.215                       .5190                        $41.52
------------------------------------------------------------------------------------------------------------------------

                  Consummation of the Merger is subject to satisfaction of certain closing conditions, including the termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the effective registration with the Securities and Exchange Commission of the shares of Cintas Common Stock to be issued in the Merger, the requisite approval of the Merger by the stockholders of Unitog and other customary closing conditions. The Boards of Directors of Unitog and Cintas, respectively, have approved the Merger. Proxy materials regarding the Merger are expected to be mailed to Unitog stockholders by late February/early March 1999.

                  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto and filed herewith as
Exhibit 2.1 and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (C)      EXHIBITS


Exhibit No.       Description of Exhibit
-----------       ----------------------

         2.1 Agreement and Plan of Merger dated January 9, 1999 by and among Cintas Corporation, Cintas Image Acquisition Company and Unitog Company.

         99.1     Press release dated January 11, 1999.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 UNITOG COMPANY



Date:  January 13, 1999                     By: /s/ Robert M. Barnes
                                               ---------------------------------
                                               Robert M. Barnes
                                               Vice President-General Counsel
                                               and Secretary


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EXHIBIT INDEX
-------------

Exhibit No.                Description of Exhibit
-----------                ----------------------

    2.1 Agreement and Plan of Merger dated January 9, 1999 by and among Cintas Corporation, Cintas Image Acquisition Company and Unitog Company.

   99.1                    Press release dated January 11, 1999.






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